UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2009 (January 12, 2009)
Date of Report (Date of earliest event reported)

CELLYNX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27147	95-4705831
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

25910 Acero, Suite 370 Mission Viejo, California 92691
(Address of principal executive offices)

(916) 305-5290
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

License Agreement

On January 12, 2009, CelLynx Group, Inc. (the “Company”) entered into an exclusive worldwide License Agreement (the “License Agreement”) with Greg F. Johnson and Kevin K. Ketelsen (the “Licensor’) to license an antenna system for use in the Company’s cellular telephone repeater products in exchange for cash in the amount of $1,000 and an aggregate of 8,000 unregistered shares of the Company’s common stock.  The term of the License Agreement is ten years.

Note and Restricted Stock Financing

On January 13, 2009, the Company entered into a Note and Restricted Stock Purchase Agreement (the “Purchase Agreement’) with an accredited investor whereby the Company issued and sold a $100,000 0% unsecured convertible promissory note (the “Note”) and 50,000 unregistered shares of the Company’s common stock for $100,000.  The Note has a conversion price of $0.20 per share and a maturity date of January 30, 2009.

The foregoing description of the Note, the Purchase Agreement and the License Agreement does not purport to be complete and is qualified in its entirety by the form of Note attached hereto as Exhibit 4.1, the form of Purchase Agreement attached hereto as Exhibit 10.1 and the form of License Agreement attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

ITEM 2.03	CREATION OF DIRECT FINANCIAL OBLIGATION.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

As set forth under Item 1.01 above, on January 12, 2009, the Company issued 8,000 shares of common stock to two accredited investors pursuant to the License Agreement, and on January 13, 2009, the Company issued a $100,000 Note that may be converted into common stock, and 50,000 shares of common stock to an accredited investor pursuant to the Purchase Agreement.

The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities with reference to the following facts and circumstances: (1) the investors represented that they were “accredited investors” within the meaning of Rule 501(a); (2) the transfer of the securities was restricted by the Company in accordance with Rule 502(d); (3) there were no, and in any case no more than 35, non-accredited investors in the transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

4.1	Unsecured Convertible Promissory Note dated January 13, 2009
10.1	Note and Restricted Stock Purchase Agreement dated January 13, 2009
10.2	License Agreement dated January 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLYNX GROUP, INC.
(Registrant)

Date: January 16, 2009	/s/ Daniel R. Ash
Name: Daniel R. Ash
Title: Chief Executive Officer